Second Amendment to
                      Certificate of Limited Partnership of
                 Geodyne Institutional/Pension Energy Income
                             P-2 Limited Partnership

     The undersigned, desiring to amend its amended certificate of limited partnership pursuant to the Texas Revised Limited Partnership Act, (the "Act"), do hereby state:

     1.   The    name    of    the    limited    partnership    is    Geodyne
Institutional/Pension Energy Income P-2 Limited Partnership.

     2. The date of filing of the original Certificate of Limited Partnership was October 4, 1988, as amended by the First Amendment to Certificate of Limited Partnership of Geodyne Institutional/Pension Energy Income P-2 Limited Partnership filed on March 3, 1993.

     3. The Amended Certificate of Limited Partnership is hereby revised to change the name and address of the General Partner from Geodyne Properties, Inc. to the following:

              Geodyne Resources, Inc.
              Two West Second Street
              Tulsa, Oklahoma 74103

              Mailing Address:
              Geodyne Resources, Inc.
              Two West Second Street
              Tulsa, Oklahoma 74103

Geodyne Properties, Inc. merged with Geodyne Resources, Inc., with Geodyne Resources, Inc. surviving, effective June 30, 1996.

     DATED:  July 1, 1996


                                       Geodyne Properties, Inc.
                                       by Geodyne Resources, Inc.,
                                       successor by merger

                                       By:  /s/ Dennis R. Neill
                                            ----------------------------
                                            Dennis R. Neill
                                            President



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                                       Geodyne Resources, Inc.
                                       as General Partner

                                       By:  /s/ Dennis R. Neill
                                            ----------------------------
                                            Dennis R. Neill
                                            President

                                       Geodyne Institutional Depositary
                                       Company, as the Limited Partner

                                       By:  /s/ Dennis R. Neill
                                            ----------------------------
                                            Dennis R. Neill
                                            President

                                       Geodyne Resources, Inc., as
                                       Attorney-in-Fact for all Substituted
                                       Limited Partners


                                       By:  /s/ Dennis R. Neill
                                            ----------------------------
                                            Dennis R. Neill
                                            President


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